UNITED
                    INTERNATIONAL
                    GROWTH FUND,
                    INC.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended June 30, 1997

FUND MANAGER'S LETTER
JUNE 30, 1997

Dear Shareholder:


This report relates to the operation of United International Growth Fund for the fiscal year ended June 30, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The past fiscal year was characterized by low global inflation and varying rates of economic growth in different regions of the world. Economic growth accelerated in Great Britain, but remained slow in Continental Europe as the trend of corporate and financial restructuring continued. Japan's economy was boosted by a significant acceleration in exports, while its domestic economy remained weak due to unresolved structural problems and a tighter fiscal policy. Data suggests that Latin American economies are now in recovery. Asian economies slowed notably in late 1996, but remained among the fastest growing in the world. International investments were impacted during the fiscal year by the growing strength of the U.S. Dollar relative to most foreign currencies.

During the past fiscal year, we continued to focus on stocks that presented superior prospects for growth while remaining flexible to the changing international investment environment. We concentrated our European investments in quality companies that continued to restructure, as well as in competitive exporters which benefited from the rising U.S. Dollar. We increased our exposure to Latin American companies, with particular focus on Brazilian companies involved in market reforms. In the Pacific Basin, we concentrated on Hong Kong companies enjoying strong demand in China. We continued to carefully select our investments in Japan as they address difficult structural problems. At times during the year, we hedged our currency exposure to protect our foreign assets from a rising U.S. Dollar.

The strategies and techniques we applied during the fiscal year resulted in the Fund significantly outperforming the indexes charted on the following page. Those indexes generally reflect the performance of the international securities market as charted by the Morgan Stanley E.A.FE. Index (Europe, Australia, Far East Index) and the universe of funds with similar investment objectives (the Lipper International Fund Universe Average).

Global inflation should remain subdued during the next fiscal year. We expect European economies to recover slightly in the second half of this year, with demand driven by exports. The move toward European unity will continue to dominate public budgets and private consumption. We anticipate continued improvement in Latin America, boosted by progress on privatization and deregulation. The economic outlook for Japan remains clouded by fiscal tightening and unresolved structural problems. We expect Hong Kong's unity with China to create a major global economy. We will exercise caution in our Asian investments due to the regional export slowdown and the risks accompanying further potential increases in U.S. interest rates. However, Europe and Latin America should be more insulated from U.S. interest rate increases. We will continue to take advantage of unique opportunities presented by global deregulation and privatization. As always, our primary focus will remain on quality growth stocks.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Thomas A. Mengel
Manager, United International Growth Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in United International Growth Fund, Inc. Class A Shares, The Morgan Stanley E.A.FE. Indes (with net dividends), and The Lipper International Fund Universe Average

                                              Lipper
                      United   Morgan  International
                      InternationalStanley      Fund
                      Growth  E.A.FE.       Universe
                      Fund      Index        Average
                      ------------------  ----------
     06/30/87  Purchase$9,425 $10,000        $10,000
     06/30/88          9,269   10,406          9,799
     06/30/89          9,272   11,398         10,852
     06/30/90         10,704   11,769         13,149
     06/30/91          9,580   10,412         11,832
     06/30/92         11,649   10,344         12,993
     06/30/93         11,953   12,442         14,025
     06/30/94         15,936   14,557         17,076
     06/30/95         17,207   14,798         17,278
     06/30/96         19,221   16,764         19,962
     06/30/97         23,648   18,915         23,200

===== United International Growth Fund* -- $23,648
+++++ Morgan Stanley E.A.FE. Index  -- $18,915
----  Lipper International Fund Universe Average -- $23,200

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Average Annuel Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   6/30/97          15.96%     23.45%
5 Years Ended
   6/30/97          13.86%     N/A
10 Years Ended
   6/30/97          8.99%      N/A
Life of
   Class Y +++      N/A        16.17%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/97.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED INTERNATIONAL GROWTH FUND, INC.

PORTFOLIO STRATEGY:
Normally at least 80% in    OBJECTIVE: Long-term appreciation of
foreign securities.  Not               capital with realization
more than 75% in securities            of income as a secondary
in any one country.                    consideration.

Maximum of 15% in currency   STRATEGY: Invests in securities
exchange contracts                     (common stocks and/or
                                       debt securities) issued
Cash Reserves                          by companies or
                                       governments of any
                                       nation.  (May purchase
                                       securities subject to
                                       repurchase agreements.
                                       May invest in certain
                                       options.)

                                      The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the International Growth Fund from time to time.

                                      Moving into cash reserve positions at
                                      times thought to be near a major stock
                                      market peak allows the Fund the
                                      opportunity to capture profits and
                                      attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                           FOUNDED:   1970


      SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and
                                      December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Fiscal Year Ended June 30, 1997
  ----------------------------------------

  DIVIDENDS PAID                 $0.09
                                 =====

  CAPITAL GAINS DISTRIBUTION     $0.26
                                 =====

  NET ASSET VALUE ON
    6/30/97  $10.61 adjusted to:$10.87(A)
    6/30/96                       8.95
                                 -----
  CHANGE PER SHARE               $1.92
                                 =====

(A)This number includes the capital gains distribution of $0.26 paid in December 1996 added to the actual net asset value on June 30, 1997.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
1-year period ended 6-30-97              15.96%         23.03%
5-year period ended 6-30-97              13.86%         15.21%
10-year period ended 6-30-97              8.99%          9.63%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 1997, United International Growth Fund, Inc. had net assets totaling $985,154,539 invested in a diversified portfolio of:

         87.00%     Common Stocks and Rights
          6.22%     Cash and Cash Equivalents and open Forward
                     Currency Contracts
          6.78%     Convertible Preferred Stocks


As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on June 30, 1997, your Fund owned $6.22 in cash and cash equivalents and open Foreign Currency Contracts; the remainder was invested by country and by industry, respectively, as follows:

    $53.43  Europe
     20.60  Pacific Basin
     11.17  Scandinavia
      6.22  Cash and Cash Equivalents and Open Foreign Currency
              Contracts
      4.40  South America
      3.19  Mexico
      0.99  United States



    $33.18  Manufacturing
     17.33  Finance, Insurance and Real Estate
              Contracts
     15.63  Transportation, Communication, Electric,
               Gas and Sanitary Services
     11.86  Miscellaneous Investing Institutions
     10.57  Services
      6.22  Cash and Cash Equivalents and Open Foreign Currency
      1.80  Contract Construction
      1.80  Wholesale and Retail Trade
      1.61  Agriculture, Forestry and Fisheries


The Manufacturing segment shown above is comprised of the following industries:

   $9.91  Electronic and Other Electric Equipment
    9.89  Chemicals and Allied Products
    3.04  Industrial Machinery and Equipment
    2.81  Instruments and Related Products
    2.12  Miscellaneous Manufacturing Industries
    1.49  Primary Metal Industries
    1.47  Transportation Equipment
    0.99  Furniture and Fixtures
    0.79  Printing and Publishing
    0.45  Fabricated Metal Products
    0.22  Stone, Clay and Glass Products

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS
Argentina - 0.22%
 Corcemar S.A., Series B1*  ..............   338,522 $  2,149,615

Australia - 2.32%
 News Corporation Limited  ............... 1,200,000    5,756,909
 Publishing & Broadcasting PBL  .......... 1,000,000    5,764,464
 Westpac Banking Corporation Limited  .... 1,887,894   11,367,640
   Total .................................             22,889,013

Brazil - 0.64%
 Telecomunicacoes do Rio de Janeiro
   S.A., Rights .......................... 3,023,262       27,970
 Telecomunicacoes de Sao Paulo
   S.A., Rights .......................... 1,089,444       14,111
 Uniao de Bancos Brasileiros S.A.*  ......   170,000    6,311,250
   Total .................................              6,353,331

Denmark - 0.51%
 Thorkild Kristensen  ....................    66,450    5,004,820

Finland - 2.65%
 Nokia Corporation, Series K  ............   350,000   26,121,418

France - 6.23%
 Accor S.A.  .............................    60,000    8,984,634
 Cap Gemini Sogeti S.A.  .................   140,000    7,385,097
 Compagnie Generale de Eaux  .............   140,000   17,938,639
 Compagnie Generale de Geophysique, ADR*     340,000    6,545,000
 Group Axime*  ...........................    45,000    5,321,864
 Societe Industrielle de Transports
   Automobiles S.A. ......................    42,100    8,037,878
 Usinor Sacilor  .........................   400,000    7,214,933
   Total .................................             61,428,045

Germany - 7.05%
 Deutsche Lufthansa AG  ..................   570,000   10,932,626
 GILDEMEISTER Aktiengesellschaft*  .......    30,000    1,763,188
 Hoechst AG  .............................   480,000   20,361,468
 K&M Mobel AG*  ..........................   175,000    2,057,053
 Siemens AG  .............................   265,000   15,734,375
 VBH Holding AG  .........................   205,000    4,390,338
 VEBA AG  ................................   253,900   14,267,317
   Total .................................             69,506,365


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Hong Kong - 4.92%
 Cheung Kong Infrastructure
   Holdings Limited ......................   680,000 $  6,715,031
 Dongfang Electrical Machinery
   Co., Ltd. ............................. 9,106,000    2,938,633
 Founder Hong Kong Limited  .............. 4,800,000    3,252,956
 Guangdong Kelon Electrical Holdings
   Company Limited .......................   491,000      469,019
 Guangzhou Investment Company Ltd.  ......23,000,000   12,692,337
 HSBC Holdings plc  ......................   285,000    8,571,926
 Hutchison Whampoa Ltd.  ................. 1,000,000    8,681,004
 JCG Holdings Ltd.  ...................... 4,000,000    3,252,956
 New World Infrastructure Ltd.*  .........   670,000    1,902,721
   Total .................................             48,476,583

Indonesia - 0.58%
 PT Bimantara Citra, F  .................. 1,500,000    2,623,457
 Pt Steady Safe Transportation Service, F  2,597,034    3,045,904
   Total .................................              5,669,361

Italy - 1.17%
 Istituto Bancario San Paolo di
   torino S.p.A. .........................   392,286    2,858,652
 STET - Societa Financiaria
   Telefonica p.a.* ...................... 2,500,000    8,675,195
   Total .................................             11,533,847

Japan - 12.02%
 Alps Electric Co., Ltd.  ................    50,000      698,019
 Banyu Pharmaceutical Company, Ltd.  .....   294,000    5,156,095
 Eisai Co., Ltd.  ........................   400,000    7,573,510
 Fujitsu Ltd.  ........................... 1,021,000   14,164,471
 Murata Manufacturing Co. Ltd.  ..........   145,000    5,769,130
 NEC Corporation  ........................ 1,200,000   16,752,465
 Nintendo Corp., Ltd.  ...................   250,000   20,940,581
 Promise Co., Ltd.  ......................    80,000    4,579,007
 Rohm Company  ...........................   102,000   10,501,701
 Sankyo Co., Ltd.  .......................   446,000   14,982,113
 Sony Corporation  .......................   198,500   17,302,286
   Total .................................            118,419,378

Malaysia - 0.46%
 Multi-Purpose Hldgs Bhd  ................ 3,200,000    4,488,470


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Mexico - 3.19%
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS .....................   477,000 $  7,661,574
 Gruma, S.A., Class B*  ..................   936,938    4,364,435
 Grupo Elektra, S.A. de C.V., CPO  .......   300,000    3,282,135
 Grupo Financiero Bancomer, S.A. de
   C.V., B, CPO Shares* ..................15,279,600    7,367,603
 Grupo Financiero Inbursa, S.A. de
   C.V., Class B .........................   531,168    2,260,289
 Grupo Televisa, S.A., GDR*  .............   213,000    6,469,875
   Total .................................             31,405,911

Netherlands - 9.47%
 ASM Lithography Holdings NV*  ...........   300,000   17,521,800
 Fugro N.V.  .............................    38,500      990,398
 Getronics N.V.  .........................   360,000   11,626,509
 Hunter Douglas N.V.  ....................    90,000    7,656,258
 Internatio-Muller N.V.  .................   205,000    6,464,011
 Koninklijke Boskalis Westminster N.V.  ..   515,000   10,100,097
 Koninklijke Pakhoed NV  .................   257,576    9,079,649
 Philips Electronics N.V., N.Y. Shares  ..   300,000   21,562,500
 Randstad Holding nv  ....................    28,500    3,005,196
 Stork N.V.  .............................   129,700    5,285,518
   Total .................................             93,291,936

Norway - 0.79%
 Schibsted AS  ...........................   392,000    7,762,270

Philippines - 0.30%
 Belle Corporation*  .....................10,000,000    2,918,878

Portugal - 1.05%
 Electricidade De PT, ADR*  ..............    63,130    2,272,680
 Portugal Telecom, S.A.,
   Ordinary Shares .......................   200,000    8,067,036
   Total .................................             10,339,716

Spain - 2.86%
 Acerinox, S.A.  .........................    40,000    7,495,588
 Catalana Occidenta, sociedad Anonimade
   Seguros y Reaseguros ..................    19,200      956,482
 Corporation Financiero Alba, S.A.  ......   120,000   15,221,936
 Union Electrica Fenosa, S.A.  ...........   500,000    4,547,306
   Total .................................             28,221,312


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Sweden - 7.22%
 Biacore International AB, ADR*  .........   100,000 $  1,181,200
 Frontec AB, Class B*  ...................   275,000    2,315,175
 Kinnevik AB, B Shares  ..................   300,000    8,373,485
 NCC AB, Series B  .......................   358,000    4,196,327
 Nobel Biocare AS  .......................   200,000    2,823,542
 Scania Aktiebolag, Class B  .............   300,000    9,170,034
 Skandia Enskilda Banken, Class A  ....... 2,275,000   24,603,992
 Skandia Group Insurance Company Ltd.  ...   500,000   18,456,637
   Total .................................             71,120,392

Switzerland - 11.87%
 Baloise Holdings*  ......................     3,750    8,934,684
 Clariant AG  ............................    25,000   16,174,860
 Credit Suisse Group, Registered Shares  .   260,000   33,376,694
 Novartis AG  ............................    22,001   35,157,014
 SMH Swiss Corporation  ..................    20,700   11,819,663
 Union Bank of Switzerland  ..............    10,000   11,433,657
   Total .................................            116,896,572

United Kingdom - 10.49%
 Avis Europe plc*  .......................   400,000      909,254
 COLT Telecom Group plc, ADR*  ...........    65,000    1,332,500
 Corporate Services Group plc  ........... 2,500,000    7,847,731
 Dr Solomon's Group PLC, ADR*  ...........    60,000    1,533,720
 Freepages Group plc*  ................... 1,000,000      611,332
 Hays plc  ............................... 1,500,000   14,263,304
 Imperial Chemical Industries PLC  .......   400,000    5,565,436
 Johnson Matthey plc  ....................   960,000    9,256,410
 Misys plc  ..............................   627,510   14,238,031
 National Westminster Bank  ..............   500,000    6,723,653
 Rolls-Royce plc  ........................ 1,400,000    5,350,613
 Siebe plc  ..............................   700,000   11,855,279
 Storehouse PLC  ......................... 2,000,000    6,278,185
 Vodafone Group Plc  ..................... 3,600,000   17,535,621
   Total .................................            103,301,069

United States - 0.99%
 Manpower Inc.  ..........................   220,000    9,790,000

TOTAL COMMON STOCKS AND RIGHTS - 87.00%              $857,088,302
 (Cost: $702,274,426)


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997
                                              Shares        Value
CONVERTIBLE PREFERRED STOCKS
Brazil - 3.54%
 Telebras S.A., ADR  .....................   150,000 $ 22,762,500
 Telecomunicacoes de Sao Paulo S.A.  .....25,000,000    8,141,364
 Telecomunicacoes do Rio de Janeiro S.A.* 25,500,000    3,916,181
   Total .................................             34,820,045

Germany - 3.24%
 Marschollek, Lautenschlager und
   Partner AG ............................    56,190   13,370,900
 SAP Aktiengesellschaft  .................    90,000   18,577,982
   Total .................................             31,948,882

TOTAL CONVERTIBLE PREFERRED STOCKS - 6.78%           $ 66,768,927
 (Cost: $42,233,627)
                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS _ 0.05%
 Deutsche Marks, 6-4-98 (A)  .............  DM31,682      203,849
 French Francs, 6-4-98 (A)  ..............  F241,502      315,988
   Total .................................           $    519,837

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking _ 0.62%
 Hertz Corp (The),
   5.54%, 7-7-97 .........................   $ 6,100    6,094,368

 Chemicals and Allied Products _ 0.52%
 PPG Industries Inc.,
   5.5%, 7-29-97 .........................     5,105    5,083,162

 Depository Institutions _ 0.46%
 U.S. Bancorp,
   5.47%, Master Note ....................     4,585    4,585,000

 Electric, Gas and Sanitary Services _ 2.18%
 Pacific Gas and Electric Company:
   5.55%, 7-8-97 .........................     6,775    6,767,689
   5.56%, 7-11-97 ........................     2,450    2,446,216
 Pacificorp,
   5.55%, 7-8-97 .........................     6,000    5,993,525
 Tampa Electric Co.,
   5.52%, 7-3-97 .........................     5,275    5,273,382
 Western Resources, Inc.,
   5.8%, 7-7-97 ..........................     1,000      999,033
   Total .................................             21,479,845

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products _ 1.46%
 General Mills, Inc.,
   5.495%, Master Note ...................    $9,062 $  9,062,000
 Ralston Purina Co.:
   5.8%, 7-14-97 .........................     1,865    1,861,094
   5.78%, 7-29-97 ........................     3,435    3,419,558
   Total .................................             14,342,652

 Instruments and Related Products _ 0.30%
 Hughes Electronics Corp.,
   5.78%, 7-11-97 ........................     3,000    2,995,183

 Nondepository Institutions _ 0.30%
 Island Finance Puerto Rico Inc.,
   5.57%, 7-7-97 .........................     2,090    2,088,060
 Textron Financial Corp.,
   5.75%, 7-2-97 .........................       900      899,856
   Total .................................              2,987,916

 Oil and Gas Extraction _ 0.07%
 Enron Corp.,
   5.77%, 7-7-97 .........................       655      654,370

 Textile Mill Products _ 1.25%
 Sara Lee Corporation,
   5.5%, Master Note .....................    12,354   12,354,000

 Tobacco Products _ 0.72%
 B.A.T. Capital Corp.,
   5.56%, 7-22-97 ........................     7,100    7,076,972

 Transportation Equipment _ 0.22%
 Dana Credit Corporation,
   5.77%, 7-24-97 ........................     2,170    2,162,001

Total Commercial Paper _ 8.10%                         79,815,469

Municipal Obligation
California _ 1.53%
 Oakland-Alameda County Coliseum Lease Revenue
   Bonds (Oakland Coliseum Project), 1995 Series
   B-1 (Canadian Imperial Bank of Commerce),
   5.57%, 7-2-97 .........................    15,000   15,000,000

TOTAL SHORT-TERM SECURITIES - 9.63%                  $ 94,815,469
 (Cost: $94,815,469)

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1997

                                                            Value

TOTAL INVESTMENT SECURITIES - 103.46%               $1,019,192,535
 (Cost: $839,323,522)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.46%)   (34,037,996)

NET ASSETS - 100.00%                                $ 985,154,539


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A) Principal amounts are denominated in the indicated foreign currency where applicable (DM _ Deutsche Mark, F _ French Franc).

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

Assets
 Investment securities -- at value (Notes 1 and 3) $1,019,192,535
 Receivables:
   Investment securities sold .....................    61,220,925
   Dividends and interest .........................     4,115,289
   Fund shares sold ...............................     1,410,742
 Prepaid insurance premium ........................        16,726
                                                   --------------
    Total assets  ................................. 1,085,956,217
                                                   --------------
Liabilities
 Payable for investment securities purchased  .....    86,540,997
 Payable to Fund shareholders ............ ........    13,052,384
 Accrued service fee (Note 2)  ....................       265,368
 Due to custodian  ................................       252,959
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................       246,061
 Accrued management fee (Note 2)  .................        18,480
 Accrued accounting services fee (Note 2)  ........         7,083
 Other  ...........................................       418,346
                                                   --------------
    Total liabilities  ............................   100,801,678
                                                   --------------
      Total net assets ............................$  985,154,539
                                                   ==============
Net Assets
 $1.00 par value capital stock
   Capital stock ..................................$   92,810,944
   Additional paid-in capital .....................   596,915,950
 Accumulated undistributed income:
   Accumulated undistributed net investment income 1,655,262 Accumulated net realized gain on
    investment transactions  ......................   113,966,307
   Net unrealized appreciation in value
    of investments  ...............................   179,349,176
   Net unrealized appreciation in value of foreign
    currency exchange  ............................       456,900
                                                   --------------
    Net assets applicable to outstanding
      units of capital ............................$  985,154,539
                                                   ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $10.61
 Class Y  ..........................................       $10.62
Capital shares outstanding
 Class A  ..........................................   92,172,413
 Class Y  ..........................................      638,531
Capital shares authorized ..........................  400,000,000


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1997

Investment Income
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $1,353,108)  .......................... $ 12,927,692
   Interest and amortization .......................    4,533,538
                                                     ------------
    Total income  ..................................   17,461,230
                                                     ------------
 Expenses (Note 2):
   Investment management fee .......................    5,965,040
   Transfer agency and dividend
    disbursing - Class A  ..........................    2,142,369
   Service fee - Class A ...........................    1,408,281
   Custodian fees ..................................      943,631
   Accounting services fee .........................       85,000
   Audit fees ......................................       23,508
   Legal fees ......................................       14,784
   Shareholder servicing - Class Y .................        9,072
   Other ...........................................      238,342
                                                     ------------
    Total expenses  ................................   10,830,027
                                                     ------------
      Net investment income  .......................    6,631,203
                                                     ------------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................  126,992,713
 Realized net gain on forward currency contracts  ..    3,572,654
 Realized net loss on foreign currency
   transactions ....................................     (240,500)
                                                     ------------
   Realized net gain on investments ................  130,324,867
                                                     ------------
 Unrealized appreciation in value of securities
   during the period................................   52,922,085
 Unrealized depreciation on open forward currency
   contracts during the period .....................   (2,151,903)
 Unrealized depreciation in value of foreign
   currency exchange at end of period ..............      (71,216)
                                                     ------------
   Unrealized appreciation on investments ..........   50,698,966
                                                     ------------
    Net gain on investments  .......................  181,023,833
                                                     ------------
      Net increase in net assets resulting from
       operations  ................................. $187,655,036
                                                     ============


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              1997        1996
Increase in Net Assets                  ------------ ------------
 Operations:
   Net investment income ...............$  6,631,203   $  6,477,989
   Realized net gain on investments .... 130,324,867     35,468,930
   Unrealized appreciation .............  50,698,966     39,040,862
                                        ------------   ------------
    Net increase in net assets
      resulting from operations ........ 187,655,036     80,987,781
                                        ------------   ------------
 Distributions to shareholders from (Note 1F):*
   Net investment income
    Class A  ...........................  (8,099,854)    (5,719,358)
    Class Y  ...........................     (69,703)       (22,311)
   Realized gains on securities transactions
    Class A  ........................... (22,183,965)   (46,756,060)
    Class Y  ...........................    (151,820)        (4,319)
                                        -------------  ------------
                                         (30,505,342)   (52,502,048)
                                        ------------   ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (78,212,381 and 47,085,595
      shares, respectively) ............ 742,537,028    410,226,754
    Class Y (119,762 and 591,404
      shares, respectively) ............   1,121,845      5,052,415
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (3,257,308 and 6,447,921
      shares, respectively).............  29,838,300     51,649,557
    Class Y (24,129 and 3,058
      shares, respectively) ............     221,523         26,631
   Payments for shares redeemed:
    Class A (75,483,507 and 45,588,818
      shares, respectively) ............(721,363,696)  (398,231,010)
    Class Y (56,814 and 43,008
      shares, respectively) ............    (537,972)      (371,574)
                                        ------------   ------------
      Net increase in net assets resulting
       from capital share transactions    51,817,028     68,352,773
                                        ------------   ------------
       Total increase  ................. 208,966,722     96,838,506
Net Assets
 Beginning of period  .................. 776,187,817    679,349,311
                                        ------------   ------------
 End of period  ........................ $985,154,539  $776,187,817
                                        ============   ============
   Undistributed net investment
    income  ............................  $1,655,262     $3,434,116
                                          ==========     ==========

                 *See "Financial Highlights" on pages 16 - 17.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the fiscal year ended June 30,
                               ----------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $8.95  $8.68   $8.98  $7.16   $7.10
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........            .07    .08     .07    .04     .07
 Net realized and
   unrealized gain on
   investments .....           1.94    .86     .60   2.32     .11
                              -----  -----   -----  -----   -----
Total from investment
 operations   ......           2.01    .94     .67   2.36     .18
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.09) (0.07)  (0.04) (0.04)  (0.07)
 From capital gains           (0.26) (0.60)  (0.93) (0.50)  (0.05)
                              -----  -----   -----  -----   -----
Total distributions           (0.35) (0.67)  (0.97) (0.54)  (0.12)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....         $10.61  $8.95   $8.68  $8.98   $7.16
                              =====  =====   =====  =====   =====
Total return* ......          23.03% 11.70%   7.98% 33.31%   2.62%
Net assets, end of
 period (000
 omitted)  .........       $978,375$771,252$679,349$572,456$336,382
Ratio of expenses
 to average net
 assets  ...........           1.28%  1.25%   1.25%  1.20%   1.18%
Ratio of net
 investment income
 to average net
 assets  ...........           0.78%  0.89%   0.86%  0.57%   1.07%
Portfolio turnover
 rate  .............         109.71% 58.64%  57.45% 83.76%  94.22%
Average commission
 rate paid  ........          $0.0219

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                    For the        For the
                     fiscal         period
                       year        from 9/27/95*
                      ended        through
                    6/30/97        6/30/96
                   --------        --------
Net asset value,
 beginning of period  $8.95          $9.21
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........    .09            .12
 Net realized and
   unrealized gain
   on investments...   1.95            .30
                     ------         ------
Total from investment
 operations ........   2.04            .42
                     ------         ------
Less distributions:
 From net investment
   income...........  (0.11)         (0.08)
 From capital gains   (0.26)         (0.60)
                     ------         ------
Total distributions.  (0.37)         (0.68)
                     ------         ------
Net asset value,
 end of period ..... $10.62          $8.95
                     ======         ======
Total return .......  23.45%          5.44%
Net assets, end of
 period (000
 omitted)  ......... $6,780         $4,936
Ratio of expenses
 to average net
 assets ............   1.04%          0.98%**
Ratio of net
 investment income
 to average net
 assets ............   1.02%          2.60%**
Portfolio
 turnover rate ..... 109.71%         58.64%**
Average commission
 rate paid  ........  $0.0219

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997

NOTE 1 -- Significant Accounting Policies

     United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At June 30, 1997, $240,500 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $16.9 billion of combined net assets at June 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,772,737, out of which W&R paid sales commissions of $2,157,604 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $31,327, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities, aggregated $862,958,717 while proceeds from maturities and sales aggregated $849,211,805. Purchases of short-term securities aggregated $1,475,033,784 while proceeds from maturities and sales aggregated $1,423,042,802. No U.S. Government securities were bought or sold during the period.

     For Federal income tax purposes, cost of investments owned at June 30, 1997 was $839,596,383, resulting in net unrealized appreciation of $179,076,315, of which $198,444,071 related to appreciated securities and $19,367,756 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $128,240,009 during its fiscal year ended June 30, 1997, of which a portion was paid to shareholders during the period ended June 30, 1997. Remaining capital gain net income will be distributed to Fund shareholders.

NOTE 5 -- Commencement of Multiclass Operations

     On July 4, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc. (the "Fund") as of June 30, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.
The financial statements and the financial highlights of the Fund for each of the periods in the four-year period ended June 30, 1996 were audited by other auditors whose report, dated August 5, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United International Growth Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August 1, 1997

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                        PER-SHARE AMOUNTS REPORTABLE AS:
                   ----------------------------------------------
                  For Individuals        For Corporations
                   ---------------- ------------------------------
Record           Ordinary Long-Term                Non- Long-Term
Date      Total    IncomeCapital GainQualifyingQualifyingCapital Gain
---------------  ---------------------------------------------------
                                    Class A
12-13-96 $0.305   $0.1100   $0.1950   $0.0000   $0.1100   $0.1950
 6-13-97  0.040    0.0400    0.0000    0.0001    0.0399    0.0000
        -------   -------   -------    ------   -------   -------
 Totals  $0.345   $0.1500   $0.1950   $0.0001   $0.1499   $0.1950
        =======   =======   =======   =======   =======   =======

                                    Class Y
12-13-96 $0.320   $0.1250   $0.1950   $0.0000   $0.1250   $0.1950
 6-13-97  0.049    0.0490    0.0000    0.0002    0.0488    0.0000
        -------   -------   -------    ------   -------   -------
 Totals  $0.369   $0.1740   $0.1950   $0.0002   $0.1738   $0.1950
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

To all IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.






DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President

































This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.

THE UNITED GROUP OF MUTUAL FUNDS

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com


NUR1002A(6-97)

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